UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

KINGSWAY FINANCIAL SERVICES INC.

PROXY STATEMENT

FOR THE MEETING TO BE HELD ON TUESDAY, MAY 17, 2022

DATED APRIL 7, 2022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 9:00 a.m. (Central time) on Tuesday, May 17, 2022. Due to the ongoing threat posed by the novel coronavirus (COVID-19), the Meeting will be held solely through virtual means. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: meetnow.global/MMVKCMR at the Meeting date and time described in the accompanying proxy statement. There is no physical location for the Meeting. The purposes for which the Meeting is to be held are:

1)	To elect six (6) directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed and qualified;
2)	To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2022; and
3)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay).

We may also transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The accompanying proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Annual Meeting of Shareholders (the “Notice of Meeting”).

Only shareholders of record at the close of business on March 23, 2022 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING ONLINE SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., P.O. Box 505008, Louisville, KY 40233, before 9:00 a.m. (Central time) on May 17, 2022, or if the Meeting is adjourned or postponed, no later than 4:00 p.m. (Central time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

By Order of the Board of Directors
Terence M. Kavanagh
Chairman of the Board of Directors

150 Pierce Road, Suite 600
Itasca, Illinois 60143

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2022.

The proxy statement and our 2021 Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS

April 7, 2022

Dear Shareholder,

I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual meeting of shareholders (the “Meeting”), which convenes at 9:00 a.m. (Central time) on Tuesday, May 17, 2022. Due to the ongoing threat posed by the novel coronavirus (COVID-19), the Meeting will be held solely through virtual means. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: meetnow.global/MMVKCMR at the Meeting date and time described in the accompanying proxy statement. There is no physical location for the Meeting. At the Meeting, you will be asked to elect six (6) directors, ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm, and consider the approval of the compensation of the named executive officers on a non-binding and advisory basis.

Whether or not you plan to attend the Meeting online, please complete, date, sign and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope or vote by telephone or the Internet. If you attend the Meeting online, vote electronically at that time and/or complete a new form of proxy bearing a later date and properly submit it before the deadline, your vote will revoke any proxy previously submitted.

I appreciate your participation.

Sincerely,

Terence M. Kavanagh

Chairman of the Board of Directors

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by or on behalf of the management and the board of directors (the “Board”) of Kingsway Financial Services Inc. (the “Corporation,” “Kingsway,” “us,” or “we”) for use at the annual meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Tuesday, May 17, 2022 at 9:00 a.m. (Central time), or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). Due to the ongoing threat posed by the novel coronavirus (COVID-19), the Meeting will be held solely through virtual means. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: meetnow.global/MMVKCMR at the Meeting date and time described in the accompanying Proxy Statement. There is no physical location for the Meeting. The form of proxy and the Proxy Statement are being sent to shareholders on or about April 7, 2022.

The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing the Proxy Statement to shareholders, will be borne by the Corporation.

QUORUM

A quorum is required in order for the Meeting to be properly constituted. Holders of record, either personally present or represented by proxy, of not less than a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat shall constitute a quorum for the transaction of business at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 50,000,000 shares of common stock, par value $0.01 per share (the “Shares” or “Common Shares”), and 1,000,000 shares of preferred stock, par value $0.01 per share, issuable in series, of which 222,876 shares have been designated as Class A Preferred Stock, Series 1 (the “Preferred Shares”). As of the close of business on March 23, 2022, the record date for the Meeting (the “Record Date”), 24,135,368 Common Shares were outstanding, of which 500,000 Common Shares, representing approximately 2.1% of the Common Shares, are currently restricted from voting pursuant to that certain Restricted Stock Agreement, dated as of September 5, 2018, by and between the Corporation and John T. Fitzgerald (the “2018 Fitzgerald Restricted Stock Agreement”), as described below. Therefore, as of the Record Date there were 23,635,368 Common Shares outstanding and entitled to one (1) vote each at the Meeting. The Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KFS.”

As of the Record Date, there were 169,733 Preferred Shares issued and outstanding. Each Preferred Share is convertible into 6.25 Common Shares, subject to adjustment in accordance with the Corporation’s Certificate of Incorporation. The outstanding Preferred Shares are not entitled to vote at the Meeting. Holders of Preferred Shares have no right to participate if a takeover bid is made for the Common Shares.

Mr. John T. Fitzgerald holds 500,000 Common Shares subject to certain vesting restrictions, which were granted to him pursuant to the 2018 Fitzgerald Restricted Stock Agreement (each a “2018 Fitzgerald Restricted Common Share”). The 2018 Fitzgerald Restricted Common Shares shall become fully vested, and the Fitzgerald Restriction Period (as defined below) shall lapse, as of March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date (the “2018 Fitzgerald Vesting Date”). During the period between the date of grant and the Fitzgerald Vesting Date (the “2018 Fitzgerald Restriction Period”), Mr. Fitzgerald may not sell, transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the 2018 Fitzgerald Restricted Common Shares, except as provided in the 2018 Fitzgerald Restricted Stock Agreement or the Corporation’s 2013 Equity Incentive Plan dated December 4, 2013 (as amended) (the “2013 Equity Incentive Plan”). Mr. Fitzgerald has all rights as a shareholder of the Corporation during the 2018 Fitzgerald Restriction Period in respect of the 2018 Fitzgerald Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that he may not vote the 2018 Fitzgerald Restricted Common Shares until the 2018 Fitzgerald Vesting Date and any dividends paid or other distribution with respect to the 2018 Fitzgerald Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2018 Fitzgerald Restricted Common Shares with respect to which such distribution was made. Pursuant to the terms of the 2013 Equity Incentive Plan, if a Change in Control (as defined in the 2013 Equity Incentive Plan) occurs, all outstanding 2018 Fitzgerald Restricted Common Shares shall immediately become fully vested and the 2018 Fitzgerald Restriction Period applicable to such 2018 Fitzgerald Restricted Common Shares shall lapse.

Mr. John T. Fitzgerald also holds 700,000 Common Shares subject to certain vesting restrictions (the “2020 Fitzgerald Restricted Common Shares”) that were granted to him pursuant to that certain Restricted Stock Agreement, dated as of March 31, 2021, by and between the Corporation and Mr. Fitzgerald (the “2020 Fitzgerald Restricted Stock Agreement”). The 700,000 2020 Fitzgerald Restricted Common Shares shall vest equally in 100,000 share tranches every September 5, until 2028, such that on September 5, 2028 all 2020 Fitzgerald Restricted Common Shares shall become fully vested and the 2020 Fitzgerald Restriction Period (as defined below) shall lapse. During the period between the date of grant and the date upon which any 2020 Fitzgerald Restricted Common Shares vest (the “2020 Fitzgerald Restriction Period”), Mr. Fitzgerald may not assign or transfer any unvested 2020 Fitzgerald Restricted Common Shares, except as provided in the 2020 Fitzgerald Restricted Stock Agreement or the Corporation’s 2020 Equity Incentive Plan dated September 21, 2020 (the “2020 Equity Incentive Plan”). Mr. Fitzgerald has all rights as a shareholder of the Corporation during the 2020 Fitzgerald Restriction Period in respect of the 2020 Fitzgerald Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that any dividends paid or other distribution with respect to the 2020 Fitzgerald Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2020 Fitzgerald Restricted Common Shares with respect to which such dividend or other distribution was made. Mr. Fitzgerald is entitled to vote the 2020 Fitzgerald Restricted Common Shares at the Meeting.

Mr. Kent A. Hansen holds 20,000 Common Shares subject to certain vesting restrictions (the “Hansen Restricted Common Shares”) that were granted to him pursuant to that certain Restricted Stock Agreement, dated as of February 26, 2021, by and between the Corporation and Mr. Hansen (the “Hansen Restricted Stock Agreement”). The 20,000 Hansen Restricted Common Shares shall become fully vested, and the Hansen Restriction Period (as defined below) shall lapse with respect to such remaining Hansen Restricted Common Shares, on December 1, 2022. During the period between the date of grant and the date upon which any Hansen Restricted Common Shares vest (the “Hansen Restriction Period”), Mr. Hansen may not assign or transfer the Hansen Restricted Common Shares, except as provided in the Hansen Restricted Stock Agreement or the 2020 Equity Incentive Plan. Mr. Hansen has all rights as a shareholder of the Corporation during the Hansen Restriction Period in respect of the Hansen Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that any dividends paid or other distribution with respect to the Hansen Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the Hansen Restricted Common Shares with respect to which such dividend or other distribution was made. Mr. Hansen is entitled to vote the Hansen Restricted Common Shares at the Meeting.

Mr. Kent A. Hansen also holds 32,754 Common Shares subject to certain vesting restrictions (the “2021 Hansen Restricted Common Shares”) that were granted to him pursuant to that certain Restricted Stock Agreement, dated as of December 3, 2021, by and between the Corporation and Mr. Hansen (the “2021 Hansen Restricted Stock Agreement”). 32,754 of the 2021 Hansen Restricted Common Shares shall equally vest in 10,918 tranches every December 3, until 2024, such that on December 3, 2024 all the 2021 Hansen Restricted Common Shares shall become fully vested, and the 2021 Hansen Restriction Period (as defined below) shall lapse with respect to such remaining 2021 Hansen Restricted Common Shares, on December 3, 2024. During the period between the date of grant and the date upon which any 2021 Hansen Restricted Common Shares vest (the “2021 Hansen Restriction Period”), Mr. Hansen may not assign or transfer the 2021 Hansen Restricted Common Shares, except as provided in the 2021 Hansen Restricted Stock Agreement or the 2020 Equity Incentive Plan. Mr. Hansen has all rights as a shareholder of the Corporation during the 2021 Hansen Restriction Period in respect of the 2021 Hansen Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that any dividends paid or other distribution with respect to the 2021 Hansen Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2021 Hansen Restricted Common Shares with respect to which such dividend or other distribution was made. Mr. Hansen is entitled to vote the 2021 Hansen Restricted Common Shares at the Meeting.

Security Ownership of Certain Beneficial Owners and Management

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of the Record Date, by each shareholder (other than those shareholders for whom information is provided in the subsequent table) known by the Corporation to be a beneficial owner of more than 5% of the Corporation’s outstanding Common Shares.

Name and Address of Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
David Capital Partners LLC (2)	2,125,000	8.80%
Charles L. Frischer(3)	1,657,099	6.87%
Notes:
(1)	All percentages in this column are calculated based upon: (i) (a) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner that are exercisable or convertible within sixty (60) days; divided by (ii) (a) 24,135,368, being the total number of Common Shares, including Restricted Common Shares, outstanding as of the Record Date plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner that are exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner exercises or converts all options, Series B Warrants and Preferred Shares that are exercisable or convertible within sixty (60) days.
(2)	As reported in a Schedule 13G/A filed with the SEC on January 12, 2022 by David Capital Partners, LLC (“DCP”) with offices located at 737 N. Michigan Avenue, Suite 1405, Chicago IL 60611. According to the Schedule 13G/A, as of December 31, 2021, David Capital Partners, LLC reported that it beneficially owned 2,125,000 shares with sole voting and dispositive power in connection with its role as investment manager. The shares are held by David Capital Partners Fund, LP, as the beneficial owner of 965,000 shares with sole voting and dispositive power and Pleiades Investment Partners DC, LP., as the beneficial owner of 1,160,000 shares with sole voting and dispositive power. DCP disclaims beneficial ownership of all such shares.
(3)	As reported in a Schedule 13D/A filed with the SEC on August 3, 2020 by Mr. Charles L. Frischer, located at 4404 52nd Avenue NE, Seattle WA 98105. According to the Schedule 13D/A, as of July 29, 2020, Mr. Frischer reported that he beneficially owned 1,657,099 shares with sole voting and dispositive power.

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of the Record Date, by: (i) each director and director nominee of the Corporation; (ii) the Chief Executive Officer and each additional executive officer named under the heading “2021 Summary Compensation Table” in the Proxy Statement; and (iii) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 150 Pierce Road, Suite 600, Itasca, IL, 60143.

Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
John T. Fitzgerald	1,918,942(2)	7.95%
Gregory P. Hannon	3,096,074 (3)(4)	12.54%
Terence M. Kavanagh	3,096,074 (3)(5)	12.54%
Oakmont Capital	3,096,074 (3)(6)	12.54%
Douglas Levine	1,436,973 (7)	5.91%
Joseph D. Stilwell	7,485,980 (8)	31.02%
Corissa B. Porcelli	0	*
Kent A. Hansen	90,011 (9)	*
Paul R. Hogan	3,968 (10)	*

All Directors and Executive Officers as a Group (8 persons)	14,027,980	56.46%

* Indicates less than 1%.

Notes:

(1)	All percentages in this column are calculated based upon: (i) (a) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner (or all directors and executive officers as a group) plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner (or all directors and executive officers as a group) that are exercisable or convertible within sixty (60) days; divided by (ii) (a) 24,135,368 , being the total number of Common Shares, including Restricted Common Shares, outstanding as of the Record Date, plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner (or all directors and executive officers as a group) that are exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner (or all directors and executive officers as a group) exercises or converts all options, Series B Warrants and Preferred Shares exercisable or convertible within sixty (60) days.
(2)	Reflects the holdings of Common Shares reported by Mr. Fitzgerald on a Form 4 filed on March 16, 2022, including the 500,000 non -voting 2018 Fitzgerald Restricted Common Shares and 700,000 2020 Fitzgerald Restricted Common Shares.
(3)	Number of Common Shares is reported as described in a Schedule 13D filed with the SEC on March 21, 2019 jointly on behalf of Oakmont Capital Inc., an Ontario corporation (“Oakmont”), E.J.K. Holdings Inc., an Ontario corporation (“EJK”), 1272562 Ontario Inc., an Ontario corporation (“1272562”), Gregory P. Hannon and Terence M. Kavanagh (collectively, the “Oakmont Group”). The business address of these shareholders is 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada.
(4)	Mr. Hannon has sole voting power and sole dispositive power with respect to 22,500 Common Shares owned directly by him or through a self-directed Retirement Savings Plan and 4,500 Common Shares owned directly by two trusts for Mr. Hannon’s children (Mr. Hannon is the sole trustee of both of these trusts). In addition, Mr. Hannon has shared voting power and shared dispositive power with respect to: (i) 3,000 Common Shares owned directly by 1272562, by virtue of his ownership of all of the outstanding voting stock of 1272562; (ii) 4,000 Common Shares owned directly by Gilter Inc., an Ontario corporation of which all of the outstanding voting stock is owned by the Gregory Hannon Family Trust (Mr. Hannon is one of two trustees of this trust); (iii) 2,468,037 Common Shares owned directly by Oakmont, by virtue of his ownership of all of the capital stock of 1272562, and 1272562’s ownership of 50% of the outstanding voting stock of Oakmont and its right to nominate one of the two members of the Board of Directors of Oakmont; (iv) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares owned by Oakmont; (v) 463,394 Common Shares currently issuable upon exercise of Series B Warrants owned by Oakmont; and (vi) 13,750 Common Shares owned directly by Mr. Hannon’s spouse. Mr. Hannon may be deemed to be a beneficial owner of the balance of the 3,096,074 Common Shares beneficially owned by the Oakmont Group, by virtue of his participation in the Oakmont Group.
(5)	Mr. Kavanagh has sole voting power and sole dispositive power with respect to 26,875 Common Shares owned through a self-directed Retirement Savings Plan, 1,750 Common Shares owned directly and 125 Common Shares owned directly by a trust for his nephew (Mr. Kavanagh is the sole trustee). Mr. Kavanagh has shared voting power and shared dispositive power with respect to: (i) the 6,000 Common Shares owned directly by EJK, by virtue of Mr. Kavanagh’s ownership of all of the outstanding voting stock of EJK; (ii) the 2,468,037 Common Shares owned directly by Oakmont, by virtue of Mr. Kavanagh’s ownership of all the outstanding voting stock of EJK, and EJK’s ownership of 50% of the outstanding voting stock of Oakmont and its right to nominate one of the two members of the Board of Directors of Oakmont; (iii) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares owned by Oakmont; and (iv) 463,394 Common Shares currently issuable upon exercise of Series B Warrants owned by Oakmont. Mr. Kavanagh may be deemed to be a beneficial owner of the balance of the 3,096,074 Common Shares beneficially owned by the Oakmont Group, by virtue of his participation in the Oakmont Group.
(6)	Oakmont has sole voting power and sole dispositive power with respect to (i) the 2,468,037 Common Shares that it owns directly; (ii) 82,143 Common Shares issuable upon the conversion of 13,143 shares of Preferred Shares that it owns directly; and (iii) 463,394 Common Shares currently issuable upon exercise of Series B Warrants that it owns directly. Oakmont may be deemed to be a beneficial owner of the balance of the 3,096,074 Common Shares beneficially owned by the Oakmont Group, by virtue of its participation in the Oakmont Group.
(7)	Mr. Levine directly owns 991,484 Common Shares and 166,187 Common Shares issuable upon the conversion of 26,590 shares of Preferred Shares. Mr. Levine indirectly owns 90,200 Common Shares, through the holdings of family members, and 189,102 Common Shares via a trust.
(8)	Number of Common Shares is reported as described in a Form 4 filed with the SEC on March 24, 2022 on behalf of Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC” and, collectively with Stilwell Activist Fund, Stillwell Activist Investments, Stilwell Associates, and Stilwell Value Partners VII, the “Investment Partnership”); and Joseph D. Stilwell, a U.S. citizen. The Investment Partnerships are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is the general partner of each of the Investment Partnerships, and Mr. Stilwell is the managing member and owner of Stilwell Value LLC. The Investment Partnerships have shared voting and shared dispositive power over 7,485,980 Common Shares. The members of the Group also hold Series B Warrants to purchase 708,347 Common Shares currently issuable upon exercise of Series B Warrants; however, each of the Investment Partnerships has entered a Statement of Undertaking with the Corporation in which they undertook not to exercise the Series B Warrants until the earlier of: (i) July 15, 2022; or (ii) the execution by all of the Investment Partnerships and the Corporation of a written instrument that terminates the Statement of Undertaking. The business address of this shareholder is 111 Broadway, 12th Floor, New York, NY 10006.
(9)	Reflects the holdings of Common Shares reported by Mr. Hansen on a Form 4 filed on March 16, 2022, including the 20,000 Hansen Restricted Common Shares and 32,754 2021 Hansen Restricted Common Shares.
(10)	Reflects the holdings of Common Shares reported by Mr. Hogan on a Form 4 filed on April 2, 2021.

Q&A ON PROXY VOTING

Q:	What am I voting on?
A:	Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the ratification of the appointment of the independent auditors of the Corporation; and (iii) the approval of an advisory, non-binding resolution approving the 2021 compensation of the named executive officers, as disclosed in the Proxy Statement.
Q:	Who is entitled to vote?
A:	Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share that is not a 2018 Fitzgerald Restricted Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. Holders of the outstanding Preferred Shares and 2018 Fitzgerald Restricted Common Shares are not entitled to vote at the Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:	How can I attend the Meeting?
A:	The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Corporation as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting meetnow.global/MMVKCMR. You also will be able to vote your Shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice of Meeting, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your Shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at 9:00 a.m. (Central time). We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Q:	How do I register to attend the Meeting virtually on the Internet?
A:	If you are a registered shareholder (i.e., you hold your Shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the Notice of Meeting or proxy card that you received.

If you hold your Shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Shareholdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. (Central time) on May 11, 2022.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Kingsway Financial Services Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Q:	How do I vote?
A:	If you are a registered shareholder there are a number of ways you can vote your Shares:
•	At the Virtual Meeting: You may vote at the Meeting via the web portal provided.

•	By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting. Return the form of proxy by mail to:

Computershare Investor Services

P.O. Box 505008

Louisville, KY 40233

•	By Telephone: Shareholders located in Canada or in the United States may vote by telephone by calling 1-800-652-8683. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the phone.
•	By Internet: You may vote over the Internet by going to www.investorvote.com/KFS. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the Internet.
•	Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their Shares and to confirm that their instructions have been properly recorded. If you vote by telephone, you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 9:00 a.m. (Central time) on May 17, 2021.

If you are a beneficial shareholder, the intermediary (usually a bank, trust company, broker, securities dealer or other financial institution) through which you hold your Shares will send you instructions on how to vote your Shares. Please follow the instructions on your voting instruction form.

Q:	Who is soliciting my proxy?
A:	Your proxy is being solicited by or on behalf of management and the Board. The associated costs will be borne by the Corporation. The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal.
Q:	What happens if I sign the form of proxy enclosed with the Proxy Statement?
A:	Signing the enclosed form of proxy gives authority to Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer of the Corporation, to vote your Shares at the Meeting.
Q:	Can I appoint someone other than these representatives to vote my Shares?
A:	No. If you choose to sign the form of proxy enclosed with the Proxy Statement, you are giving authority to Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer of the Corporation, to vote your Shares at the Meeting.
Q:	What do I do with my completed proxy?
A:	Return it to Computershare in the envelope provided or at Computershare Investor Services Inc., P.O. Box 505008, Louisville, KY 40233. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement thereof, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

Q:	How will my Shares be voted if I give my proxy?
A:	On the form of proxy, you can indicate how you want your proxyholder to vote your Shares. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have signed the form of proxy but have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder will vote your Shares in favor of: (i) the election of each of the six (6) director nominees set forth in the form of proxy; (ii) the ratification of the appointment of Plante & Moran, PLLC as the auditors of the Corporation; and (iii) the approval of an advisory non-binding resolution approving the 2021 compensation of the named executive officers, as disclosed in this Proxy Statement.

Q:	If I change my mind, can I revoke or change my proxy once I have given it?
A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:
(i)	Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway’s Chief Financial Officer at the following address: 150 Pierce Road, Suite 600, Itasca, IL 60143. The statement must be signed by you or, if the shareholder is a corporation or other entity, by a duly authorized officer or attorney of the corporation or other entity;
(ii)	If you returned a proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received before the deadline set forth below;
(iii)	Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so, and follow the instructions on the form of proxy; or
(iv)	Attend the Meeting in person online, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).

Any revocation of a proxy must be delivered either to the principal executive office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the Meeting, or to the Chairman of the Board on the day of the Meeting, Tuesday, May 17, 2022, or any adjournment or postponement of the Meeting, prior to the time of the Meeting.

Q:	What happens if other business not discussed in this Proxy Statement comes before the Meeting?
A:	The Corporation does not know of any business to be presented at the Meeting other than the proposals listed in this Proxy Statement. If other business comes before the Meeting and is proper under Delaware law, the Corporation’s representatives will, to the extent permissible under our governing documents and applicable law, use their discretion in casting all of the votes they are entitled to cast.
Q:	How many Shares are entitled to vote?
A:	As of the Record Date, there were 23,635,368 Common Shares entitled to be voted at the Meeting. Each registered shareholder has one (1) vote for each Common Share (other than the 2018 Fitzgerald Restricted Common Shares) held at the close of business on the Record Date.
Q:	How will the votes be counted?
A:	Abstentions from voting and broker non-votes will not be counted “for” or “against” a proposal, but are counted in determining the number of Shares present or represented on a proposal for purposes of establishing a quorum. However, since approval of Proposals 2 and 3 require the affirmative vote of a majority of the Common Shares present or represented at the Meeting and entitled to vote, abstentions and broker non-votes will have the same effect as a vote “against” those Proposals. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. No holders of any Shares are entitled to cumulative voting rights.
Q:	Who counts the votes?
A:	The Corporation’s transfer agent, Computershare, counts and tabulates the proxies.
Q:	If I need to contact the transfer agent, how do I reach them?
A:	You can contact the transfer agent as follows:
by mail:	by telephone:
Computershare Investor Services Inc. P.O. Box 505000 Louisville, KY 40233	within Canada and the United States at 1-877-373-6374 all other countries at 1-781-575-3100 or by email:
shareholder@computershare.com
Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:	Generally, your Shares may be voted in one of two ways:
(i)	Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received the Proxy Statement from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.
(ii)	If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, you will need to contact your nominee and obtain a proxy in accordance with your nominee’s instructions.

Notwithstanding the foregoing, shareholders must explicitly follow any instructions provided by their nominee.

Q:	How many votes does each item of business require for approval?
A:	Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. However, as discussed further in “Election of Directors,” we have implemented a “Majority Election of Directors Policy” in uncontested director elections which requires that any incumbent director who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his/her election is required to immediately submit his/her resignation to the Audit Committee and the resignation will be effective if/when accepted by the Board. Proposals 2 and 3 each require the affirmative vote of a majority of voting power present or represented by proxy and entitled to vote at the Meeting.
Q:	Is the vote on the say-on-pay proposal binding on the Board?
A:	No. Because your vote is advisory, it will not be binding upon the Board; however, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

Q:	How can I obtain additional information about Kingsway?
A:	Our Annual Report on Form 10-K for the year ended December 31, 2021, and all amendments thereto (the “Form 10-K”), can be found under the Corporation’s name on the Securities and Exchange Commission’s

(“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov, on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, or on our website at www.kingsway-financial.com. We will furnish to any shareholder, upon written request, any Exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the Record Date, and should be directed to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143. You may also access the Exhibits described in the Form 10-K through the SEC website at www.sec.gov.
Q:	Do I have any appraisal rights in connection with the matters to be voted on at the Meeting?
A:	No. You will not have appraisal rights, or any contract right to petition for fair value, with respect to any matter to be acted upon at the Meeting.

PARTICULARS OF MATTERS TO BE ACTED UPON

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Certificate of Incorporation (our “Charter”) provides that the Board shall consist of a total number of directors as determined from time to time exclusively by resolution adopted by the Board. The Board has determined that the number of directors constituting the Board currently be set at six.

All director nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors; however, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting of shareholders or until his/her successor is appointed and qualifies, unless his/her office is earlier vacated in accordance with the by-laws of the Corporation. In order to be elected, a director nominee must receive a plurality of votes cast.

We have adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his/her election in an uncontested election will be required to immediately submit his/her resignation to the Audit Committee and the resignation will be effective if/when accepted by the Board. The Audit Committee must make a recommendation to the Board to accept or reject the resignation, and the Board must act on the Audit Committee’s recommendation within 90 days of the Meeting. The Board shall accept the resignation absent extenuating circumstances. The Corporation will promptly issue a news release with the Board’s decision, and if the Board determines not to accept a resignation, the news release will state in full the reasons for that decision. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any sub-committee of the Board at which the resignation is considered. A contested election is defined as a meeting at which the number of directors nominated for election is greater than the number of seats available on the Board.

Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages

Information set out below is as of March 23, 2022, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2021 is set out in the section entitled “Director Compensation” of the Proxy Statement.

Board of Directors and Director Nominees(1)

John T. Fitzgerald Age: 50 Residence: Illinois, United States of America Director Since: April 21, 2016 Not independent	John T. Fitzgerald has served as Chief Executive Officer of Kingsway since September 2018. Mr. Fitzgerald joined Kingsway as Executive Vice President on April 21, 2016 following Kingsway’s acquisition of Argo Management Group, a private equity investment partnership co-founded by Mr. Fitzgerald in 2002. Effective March 8, 2017, Mr. Fitzgerald was appointed President and Chief Operating Officer of Kingsway. Prior to co-founding Argo Management Group, Mr. Fitzgerald was managing director of Adirondack Capital, LLC, a financial futures and derivatives trading firm, and he was a seat-owner on the Chicago Board of Trade. Mr. Fitzgerald was previously the CEO of Hunter MFG, LLP and, from 2006 to 2016, Mr. Fitzgerald served as its Chairman. Mr. Fitzgerald received a Bachelor of Science degree from DePaul University and is an MBA graduate of the Kellogg School of Management, Northwestern University. Mr. Fitzgerald’s education, background and experience qualify him for his role with Kingsway.
	Board Committee Membership:	Public Board Membership:
	Board	None

Gregory P. Hannon Age: 67 Residence: Ontario, Canada Director Since: September 16, 2009 Independent(2)	Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing and financial reporting.
	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee
Nominating and Corporate Governance Committee

Terence M. Kavanagh Age: 67 Residence: Ontario, Canada Director Since: April 23, 2009 Independent(2)	Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh’s previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. Mr. Kavanagh received a Bachelor of Law degree from Western University in 1978, and an M.B.A. from the Tuck School of Business at Dartmouth College in 1982. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.
	Board Committee Membership:	Public Board Membership:
	Board	None
Compensation & Management Resources Committee

Investment Committee

Douglas Levine Age: 63 Residence: Florida, United States of America Director Since: May 30, 2018 Independent(2)	Douglas Levine has been the President of Levine Management, a real estate developer, since January 2013. He graduated in 1980 from Tufts University with a Bachelor’s Degree in Economics.
	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee
Investment Committee

Corissa B. Porcelli Age: 35 Residence: New Jersey, United States of America Director Since: September 21, 2020 Independent(2)

Corissa B. Porcelli began her career as an Analyst with The Stilwell Group. She was subsequently promoted and now serves as the Director of Research. Ms. Porcelli has extensive experience reviewing financial statements and analyzing and assessing the strengths and weaknesses of publicly traded companies. She has served on the boards of directors of numerous public companies. Ms. Porcelli is a CFA® charterholder. She graduated in 2008 from the University of Pennsylvania with a Bachelor of Arts in Economics and Psychology.

	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee

Joseph D. Stilwell Age: 60 Residence: San Juan, Puerto Rico Director Since: April 23, 2009 Independent(2)	Joseph D. Stilwell is the owner and managing member of Stilwell Value LLC, the General Partner of a group of funds known as The Stilwell Group. Mr. Stilwell started his first fund in 1993 and has been reviewing and analyzing financial statements and managing investment funds for well over 30 years. He graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.
	Board Committee Membership:	Public Board Membership:
	Board	Director, Wheeler Real Estate Investment Trust since December 2019

Investment Committee
Nominating and Corporate Governance Committee
Compensation & Management Resources Committee

Notes:

(1)	All of the directors attended the 2021 annual meeting of shareholders.
(2)	“Independent” refers to the standards of independence established under section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the criteria for independence established by the NYSE and SEC.

Executive Officers who are not Directors

Kent A. Hansen, 51, Executive Vice President and Chief Financial Officer. Mr. Hansen has served as CFO of the Corporation’s subsidiary, Kingsway America Inc., since December 2019 and Executive Vice President and CFO of the Corporation since February 2020. Prior to joining the Corporation, Mr. Hansen served as Chief Accounting Officer and Controller of LSC Communications, Inc. from 2016 to 2019. Prior to this, he served as Vice President, Assistant Controller, of Baxalta, Incorporated, a biopharmaceutical company from 2015 to 2016. Prior to this, he served in various finance and accounting roles from 2006 to 2015 with Scientific Games Corporation (formerly WMS Industries, Inc.), including Director of Accounting and SEC Reporting, Assistant Controller, and Group Chief Financial Officer. His earlier experience includes roles in accounting and financial reporting at Accenture and as an auditor at Ernst and Young LLP.

Involvement in Certain Legal Proceedings

Mr. Hannon was a director of Delhi Solac Inc., which was placed into bankruptcy on June 6, 2014.

Mr. Fitzgerald was a director of Hunter Licensed Sports Distributing Corporation, which was the subject of a receivership order from the Superior Court of Quebec dated March 3, 2017. The receivership ended on September 27, 2017 following a Court order. Hunter was subsequently placed into bankruptcy on August 20, 2018.

In March of 2015, Mr. Stilwell and his affiliate, Stilwell Value LLC, an SEC-registered investment adviser (“Value”), consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Value and/or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, (1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Value or any other SEC-regulated investment business and paid a civil money penalty of $100,000, and (2) Value paid a civil money penalty of $250,000 and repaid certain management fees. All obligations under the Order have been fully discharged.

Mr. Hansen was a named executive officer of LSC Communications, Inc. until his departure from the company in 2019. LSC Communications was placed into bankruptcy in April 2020.

PROPOSAL 2 - APPOINTMENT OF AUDITORS

The Board recommends ratifying the appointment of Plante & Moran, PLLC (“Plante”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and the authorization of the Board to set the auditors’ remuneration. Plante provides services in connection with the audit of the Corporation’s financial statements as well as assistance with our Annual Report on Form 10-K submitted to the SEC and consultation on matters relating to accounting and financial reporting. The audit committee of the Board expects to appoint Plante as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2022. Plante was the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2021. Representatives of Plante are not expected to be present at the Meeting but will be available to respond to appropriate questions in writing.

RSM US LLP  (“RSM”) served as the Corporation’s independent registered public accounting firm prior to Plante’s appointment on March 6, 2020. RSM’s report on the Corporation’s financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2018, and the subsequent interim period through March 6, 2020, there were no disagreements between the Corporation and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Additionally, during the fiscal years ended December 31, 2018, and the subsequent interim period through March 6, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, during the course of the audit of the Corporation’s financial statements for the fiscal year ended December 31, 2018, certain material weaknesses in the Corporation’s internal control over financial reporting were identified, as more particularly described in Item 9A to the Corporation’s 2021 Annual Report on Form 10-K, most of which material weaknesses have been remediated. The Audit Committee discussed such material weaknesses with RSM, and the Corporation has authorized RSM to respond fully to the inquiries of Plante, the Corporation’s successor accountant concerning such material weaknesses. The Corporation requested that RSM furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of RSM’s letter, dated March 12, 2020, is filed as Exhibit 16.1 to the Corporation’s Current Report on Form 8-K filed on March 12, 2020.

During the fiscal years ended December 31, 2017 and December 31, 2018, respectively, except as set forth below, neither the Corporation nor anyone on its behalf consulted with Plante regarding either (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor did Plante provide a written report or oral advice to the Corporation that Plante concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions related to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the course of the audit of the Corporation’s financial statements for the fiscal year ended December 31, 2018, the Corporation reassessed its accounting and concluded with respect to generally accepted accounting principles in the United States of America: (i) certain of the Corporation’s limited liability investments previously accounted for under the equity method of accounting should have been consolidated; and (ii) a portion of the proceeds from the sale of redeemable Class A Preferred Stock issued on February 3, 2014 should have been allocated to the Series C Warrants and the beneficial conversion feature related to the embedded conversion option in the redeemable Class A Preferred Stock. Plante was subsequently engaged to provide consulting services that consisted of assisting management with the Corporation’s determination and documentation of the Corporation’s conclusions related to the accounting for the aforementioned items. The Corporation was subsequently advised by its former accountant that the Corporation had a material weakness related to ineffective review controls over complex, nonrecurring transactions in which the original accounting for the aforementioned items were ultimately contributing factors in that determination. The Audit Committee discussed such material weakness with the Corporation’s former accountant and there were no disagreements.

In addition to the foregoing, during the fiscal year ended December 31, 2018, Plante provided valuation services in connection with the purchase price allocation on an acquisition by the Corporation in 2017 and during the year ended December 31, 2019 assisted management in responding to auditor inquiries with respect thereto.

In approving the selection of Plante as the Corporation’s independent registered public accounting firm for the year ended December 31, 2022, the Audit Committee considered existing and prior relationships between the Corporation and Plante and engaged in a dialogue with Plante regarding auditor independence issues. The Audit Committee determined that it was not aware of any relationships that could reasonably be expected to impact the objectivity or independence of Plante in performing audit services for the Corporation.

Audit Fees

The aggregate fees billed by Plante for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, including expenses reimbursed, were $793,175 related to fiscal year 2021 and $501,236 related to fiscal year 2020.

Audit-Related Fees

The aggregate audit-related fees, including expenses reimbursed, billed by Plante for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan were $13,500 in fiscal year 2021 and $13,000 for fiscal year 2020.

Tax Fees

The aggregate fees, including expenses reimbursed, billed by Plante for tax compliance, tax advice and tax planning services were zero in fiscal years 2021 and 2020.

All Other Fees

The aggregate fees, including expenses reimbursed, billed by Plante for services other than the services reported above under “Audit Fees,” “Audit-Related Fees” and “Taxes” were $62,500 related to due diligence assistance in fiscal year 2021 and $104,973 in fiscal year 2020.

The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

As discussed in the “Report of the Audit Committee” in the Proxy Statement, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. The Audit Committee has considered and pre-approved expenditure limits for the Corporation’s auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditors’ independence. In each of the Corporation’s last two completed fiscal years and during the 2022 fiscal year to date, all audit and non-audit services were pre-approved by the Audit Committee.

Management and the Board unanimously recommend that shareholders vote FOR the ratification of the appointment of Plante as auditors of the Corporation for the fiscal year ending December 31, 2022. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the ratification of Plante as auditors of the Corporation for the fiscal year ending December 31, 2022.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Corporation is providing shareholders the opportunity to vote on a non-binding, advisory basis to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act.

At the 2018 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis in accordance with the recommendations of the Board. Accordingly, the Board determined that the non-binding advisory vote to approve the compensation of our named executive officers was to be held on an annual basis, at least until the next non-binding shareholder vote on the frequency with which future say-on-pay votes should be held.

Resolution

The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation’s named executive officers, as described in “Compensation of Executive Officers and Directors” below. Shareholders may abstain from voting, if they so choose. Accordingly, the Corporation is asking its shareholders to approve the following resolution at the Meeting:

RESOLVED that the compensation paid to the Corporation’s named executive officers, including the compensation tables contained in the Proxy Statement dated April 7, 2022, be and is hereby approved.

As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board; however, the Board and the Compensation & Management Resources Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2021 compensation of the named executive officers, as disclosed in the Proxy Statement. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2021 compensation of the named executive officers.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines and Code of Business Conduct & Ethics

Except for Mr. Fitzgerald, the Corporation’s President and Chief Executive Officer, the current and proposed directors are independent as determined in accordance with Section 301 of SOX and the criteria for independence established by the NYSE. Accordingly, the majority of the current and proposed directors are independent.

During 2021, the Board met six (6) times, including in-person and telephonic meetings. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he or she served. Additionally, the directors often communicate with one another and with management informally to discuss our affairs.

The Corporation has adopted Corporate Governance Guidelines which comply with the NYSE listing standards and corporate governance requirements of applicable law. The Corporate Governance Guidelines were amended and adopted by the Board on May 23, 2019 and are periodically reviewed. The Corporate Governance Guidelines can be found on the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The Corporation has also adopted a written code of ethics, which was amended and adopted by the Audit Committee on March 2, 2022, applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel. The Code of Business Conduct & Ethics is posted on the Corporation’s website at www.kingsway-financial.com/corporate-governance. Any future amendments to the Corporation’s code of ethics for senior financial personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website. The Corporation will provide to any person, without charge, a copy of the code of ethics, upon written request to the Corporation, Attention: Chief Financial Officer, 150 Pierce Road, Suite 600, Itasca, Illinois 60143.

Board Committees

The board has four (4) standing committees: the Audit Committee, the Compensation & Management Resources Committee, the Nominating and Corporate Governance Committee, and the Investment Committee.

Audit Committee

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee consists of three or more directors, each of whom is an outside director who is unrelated to the Corporation, free from any relationship that would interfere with the exercise of his or her independent judgment and each of whom is “independent” under the listing rules of the NYSE. Audit Committee members meet the requirements of all applicable securities laws and the NYSE. All members of the Audit Committee are financially literate, being defined as able to read and understand basic financial statements, and the Chair of the Audit Committee has accounting or related financial management expertise. At least one member of the Audit Committee is an “audit committee financial expert” as defined in the rules and regulations of the SEC. Pursuant to the Audit Committee Charter, members of the Audit Committee may not simultaneously serve on the audit committees of more than two other public companies without the approval of the Audit Committee.

The primary purpose of the Audit Committee is to:

(i)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Corporation;
(ii)	Monitor the integrity of the Corporation’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;
(iii)	Appoint, replace and monitor the independence and performance of the Corporation’s external auditors;
(iv)	Provide an avenue of communication among the external auditors, management and the Board; and
(v)	Review the annual audited and quarterly unaudited financial statements with management and the external auditors.

As of April 7, 2022, the Audit Committee was comprised of Gregory P. Hannon (Chair), Douglas Levine and Corissa B. Porcelli. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE listing standards, and that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) of and Rule 10A-3 under the Exchange Act). The Board has determined that Mr. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.

The Audit Committee held six (6) meetings, including telephonic meetings, in the fiscal year ended December 31, 2021. The responsibilities and duties of the Audit Committee are set out in the Audit Committee’s charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

Report of the Audit Committee

The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Corporation’s independent auditors also provided to the Audit Committee the written disclosures required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Corporation’s independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Members of the Audit Committee

Gregory P. Hannon (Chair)

Douglas Levine

Corissa B. Porcelli

Compensation & Management Resources Committee

The Board has a standing Compensation & Management Resources Committee (the “Compensation Committee”) which operates pursuant to a written charter adopted by the Board. The Compensation Committee consists of two or more directors, each of whom must satisfy the applicable independence requirements of the New York Stock Exchange and any other regulatory authorities. At least two members of the Committee also must qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that each member of the Compensation Committee in the fiscal year ended December 31, 2021 was independent under the criteria established by the applicable regulatory authorities.

The Compensation Committee held three (3) telephonic meeting in the fiscal year ended December 31, 2021. The responsibilities and duties of the Compensation Committee are set out in the Compensation Committee’s Charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Compensation Committee is to:

(i)	Assist the Board in discharging its responsibilities in respect of compensation of the Corporation’s executive officers and subsidiary Presidents;
(ii)	Provide recommendations to the Board in connection with directors’ compensation; and
(iii)	Provide recommendations to the Board in connection with succession planning for senior management of the Corporation.

In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to the other senior officers of the Corporation and the President of each of the Corporation’s subsidiaries. Other than giving such recommendations, however, the Chief Executive Officer has no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee has the sole authority to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties, but only after taking into consideration all factors relevant to the adviser’s independence from management, including those specified in Section 303A.05(c)(iv) of the New York Stock Exchange Listed Company Manual. The Compensation Committee shall evaluate and determine whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K under the rules and regulations of the SEC. As currently constituted, the Compensation Committee has never engaged a compensation consultant nor does it have any current plans to do so.

As of April 7, 2022, the Compensation Committee was comprised of Joseph D. Stilwell (Chair) and Terence M. Kavanagh.

Nominating and Corporate Governance Committee

The Board has a standing Nominating and Corporate Governance Committee which operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee consists of no fewer than two directors, each of whom satisfies the applicable independence requirements of the New York Stock Exchange and any other regulatory requirements. The Board has determined that each member of the Nominating and Corporate Governance Committee in the fiscal year ended December 31, 2021 was independent under the criteria established by the applicable regulatory authorities.

The Nominating and Corporate Governance Committee held one (1) telephonic meeting in the fiscal year ended December 31, 2021. The responsibilities and duties of the Nominating and Corporate Governance Committee are set out in the Nominating and Corporate Governance Committee’s Charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Nominating and Corporate Governance Committee is to:

(i)	Identify, evaluate and recommend individuals qualified to become members of the Board, consistent with criteria approved by the Board, and select or recommend that the Board select the director nominees to stand for election at each annual or special meeting of shareholders of the Corporation in which directors will be elected or to fill vacancies on the Board;
(ii)	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation;
(iii)	Oversee the annual performance evaluation of the Board and its committees and management; and
(iv)	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Corporation, including recommending directors eligible to serve on all committees of the Board.

The Corporation believes that the current Board has the mix of industry knowledge, experience and financial expertise required to provide strong oversight of the Corporation. In considering a candidate for nomination as a member of the Board, the Nominating and Corporate Governance Committee will consider criteria such as equity ownership; an entrepreneurial mindset; independence; occupational background; level and type of business experience; and the number of boards on which the individual serves.

The Nominating and Corporate Governance Committee will consider recommendations for director candidates submitted by shareholders in the same manner as consideration of candidates recommended by outside search firms, incumbent directors and others. Any such recommendation should be submitted in writing to the Nominating and Corporate Governance Committee in care of the Office of the Chief Financial Officer at 150 Pierce Road, Suite 600, Itasca, IL 60143.

As of April 7, 2022, the Nominating and Corporate Governance Committee was comprised of Gregory P. Hannon (Chair) and Joseph D. Stilwell.

Investment Committee

The Board has a standing Investment Committee which operates pursuant to a written charter adopted by the Board. The Investment Committee consists of two or more directors, the majority of whom must satisfy the applicable independence requirements of the applicable regulatory authorities. The Board has determined that each member of the Investment Committee in the fiscal year ended December 31, 2021 was independent under the criteria established by the applicable regulatory authorities.

The Investment Committee did not hold a meeting in the fiscal year ended December 31, 2021. The responsibilities and duties of the Investment Committee are set out in the Investment Committee’s charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Investment Committee is to:

(i)	Assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiary companies;
(ii)	Develop and monitor investment policies and guidelines for the Corporation;
(iii)	Select and retain external investment managers; and
(iv)	Monitor the performance of external investment managers, if any.

As of April 7, 2022, the Investment Committee was comprised of Douglas Levine (Chair), Joseph D. Stilwell and Terence M. Kavanagh.

Communications with the Board

It is the Corporation’s policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143.

Our directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Corporate Governance Guidelines encourage our directors to attend the annual meeting of shareholders. All of the directors then in office attended the 2021 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Our President and Chief Executive Officer, John T. Fitzgerald, joined our Board on April 21, 2016. Since September 16, 2013, Terence M. Kavanagh has been serving as our independent, non-executive Chairman of the Board. The Chairman focuses on the overall strategy of the business and leadership of the Board, including: presiding at all Board meetings, at all executive sessions of the Board held without management and at the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation’s management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating communication among directors; and maintaining frequent contact with the Chief Executive Officer.

The Corporation’s management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation’s corporate governance practices and the Corporation’s executive compensation plans and arrangements. These specific risk categories and the Corporation’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers for 2021

The following individuals are the Corporation’s named executive officers for 2021. Each of the following individuals, except for Mr. Hogan, held the position(s) set forth opposite his name as of December 31, 2021. Mr. Hogan held the position of Executive Vice President and General Counsel until his resignation from the Corporation on March 31, 2021.

Name	Title
John T. Fitzgerald	President & Chief Executive Officer(1)
Kent A. Hansen	Executive Vice President & Chief Financial Officer(2)
Paul R. Hogan	Former Secretary and General Counsel(3)

Notes:

(1)	Mr. Fitzgerald has served as Chief Executive Officer of the Corporation since September 2018.
(2)	Mr. Hansen has served as Executive Vice President and Chief Financial Officer of the Corporation since February 2020.
(3)	Mr. Hogan served as Secretary and General Counsel of the Corporation from May 2019 until his resignation in March 2021.

2021 Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
John T. Fitzgerald, President & Chief Executive Officer	2021	500,000	375,000	4,650,000	—	—	32,802	5,557,802
	2020	500,000	340,000	—	—	—	32,485	872,485
Kent A. Hansen., EVP & Chief Financial Officer	2021	360,000	151,124	437,480	—	—	25,802	974,806
	2020	360,000	144,000	—	—	—	4,860	508,860
Paul R. Hogan, Former Secretary and General Counsel	2021	60,000	—	—	—	—	130,240(3)	190,240
	2020	240,000	—	—	—	—	9,968	249,968

Notes:

(1)	The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”) and do not correspond to the actual value that might be realized by the NEOs. See Note 17 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the relevant assumptions used in calculating the amounts reported.
(2)	For each named executive officer, amounts reported in this column include contributions to the Corporation’s 401(k) retirement plan and Employee Stock Purchase Plan.
(3)	Includes $120,000 paid to Mr. Hogan in connection with his termination of employment on March 31, 2021, as more particularly described below under “Potential Payments Upon Termination or Change in Control”.

2021 Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares or Units That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)
John T. Fitzgerald	—	—	—	—	1,200,000 (3)	6,576,000
Kent A. Hansen	—	—	—	—	52,754	289,092
Paul R. Hogan	—	—	—	—	—	—

Notes:

(1)	Refer to” Voting Securities and Principal Holders” section on Page 2 for full vesting information.
(2)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE of $5.48 as of December 31, 2021, the last trading day of the fiscal year.
(3)	This amount includes 500,000 shares of Restricted Common Shares awarded September 5, 2018, which become fully vested on March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date, and subject to prorated vesting in certain circumstances (as further described below under “Potential Payments Upon Termination or Change in Control”).

Potential Payments Upon Termination or Change in Control

The Corporation maintains a severance policy (the “Severance Policy”) for the payment of certain benefits to certain eligible employees of the Corporation, including the named executive officers (except as set forth below). Benefits are paid under the Severance Policy following a termination of employment in connection with a reduction in work force. Under the Severance Policy, upon a qualifying termination of employment, the named executive officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of 12 weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act during the severance period.

In lieu of benefits under the Severance Policy, Mr. Fitzgerald is entitled to receive severance benefits under an individual severance agreement consisting of 12 months of base salary, paid in a lump sum, upon either (x) a termination of employment by the Corporation, other than for “Cause,” or (y) or Mr. Fitzgerald’s resignation as a result of a “Constructive Termination,” subject, in each case, to Mr. Fitzgerald’s execution of a release of claims. In addition, upon a termination without “Cause,” a resignation by Mr. Fitzgerald as a result of a “Constructive Termination,” Mr. Fitzgerald’s death or disability, or Mr. Fitzgerald’s “constructive resignation,” Mr. Fitzgerald would be entitled to accelerated vesting of a prorated portion of his 2018 restricted stock award (as described in footnote 3 to the “2021 Outstanding Awards at Fiscal Year-End Table,” above). Mr. Fitzgerald’s 2018 restricted stock award is also subject to accelerated vesting upon a “change in control.” As defined in Mr. Fitzgerald’s severance agreement, (A) “Cause” means Mr. Fitzgerald’s involuntary termination due to: (i) an intentional act of fraud, embezzlement, theft, or any other illegal act against the Corporation, any of which would constitute a felony; (ii) Mr. Fitzgerald’s improper disclosure or use of the Corporation’s confidential information but only where the Corporation has established that such disclosure or use has financially and materially injured the Corporation; or (iii) a material breach of Mr. Fitzgerald’s duty of loyalty to the Corporation but only where the Corporation has established that such breach has financially and materially injured the Corporation, (B) “Constructive Termination” means Mr. Fitzgerald’s voluntary resignation within 45 days following written notice to each independent member of the Board setting forth in reasonable detail the occurrence of any of the following events without Mr. Fitzgerald’s written consent that is not cured by the Corporation within 30 days after such notice: (i) any material diminution in job duties and responsibilities or the imposition of job requirements materially inconsistent with Mr. Fitzgerald’s position with the Corporation; (ii) a reduction in Mr. Fitzgerald’s then-current base salary, other than an across-the-board reduction of no more than 10% in the base salary of all executive level employees; (iii) a material reduction in Mr. Fitzgerald’s annual incentive compensation opportunities; or (iv) Mr. Fitzgerald has established that he has been subject to a hostile work environment, and (C) “Constructive Resignation” means a voluntary termination of employment by the Corporation as a result of Mr. Fitzgerald’s habitual neglect or gross negligence in the performance of Mr. Fitzgerald’s duties and responsibilities that has a material adverse effect on the business or financial condition of the Corporation, after written notice from the board setting forth the facts in reasonable detail constituting habitual neglect or gross negligence that Mr. Fitzgerald does not cure within thirty (30) days of such notice.

In lieu of any severance benefits under the Severance Policy, Mr. Hansen’s offer letter instead provides that he is entitled to receive severance benefits of a lump sum payment equal to 100% of his then-current base salary for a termination of employment by the Corporation, other than a termination for “cause,” subject to Mr. Hansen’s execution of a release of claims.

Mr. Hogan was an eligible participant under the Severance Policy. Upon his resignation on March 31, 2021, however, Mr. Hogan did not receive any severance benefits under the Severance Policy. Pursuant to a separation agreement and release entered into in connection with his departure, Mr. Hogan agreed to assist the Corporation with the transition of his duties and responsibilities for a 6-month period, in exchange for continuation of his base salary during that period ($120,000 in the aggregate, paid semi-monthly).

Director Compensation

Narrative Description

The Corporation’s director compensation program is designed to provide reasonable compensation for the risks and responsibilities of being a director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Non-employee directors received a single retainer fee, payable in quarterly installments in advance, in the amount of $80,000. The Chairmen of the Board and the Audit Committee each receive an additional $40,000 annually, also payable in quarterly installments in advance.

2021 Director Compensation

The following table provides information regarding the compensation of our non-employee directors for 2021.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Gregory P. Hannon	120,000	—	120,000
Terence M. Kavanagh	120,000	—	120,000
Joseph D. Stilwell	80,000	—	80,000
Douglas Levine	80,000	—	80,000
Corissa B. Porcelli	80,000	—	80,000

Notes:

(1)	Amounts reported in this column include the annual retainer paid to each non-employee director, plus an additional fee paid to each of Messrs. Kavanagh and Hannon for serving as Chairman of the Board and Chairman of the Audit Committee, respectively.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2021, the end of our last fiscal year:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	567,246 (1)
Equity compensation plans not approved by security holders	—	N/A	—
Total	—	N/A	567,246

Notes:

(1)	Represents securities available for issuance pursuant to the 2020 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Other than as set forth below, no director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation’s total assets at year-end for the last three completed fiscal years.

As previously disclosed, the Corporation acquired Argo Management Group, LLC (“Argo”) in April 2016. Argo’s primary business is to act as Managing Member of Argo Holdings Fund I, LLC (the “Fund”). As of the date of this Proxy Statement, each of the Corporation, Mr. Fitzgerald, and certain of Mr. Fitzgerald’s immediate family members own equity interests in the Fund, which interests were acquired prior to the acquisition of Argo. During the fiscal year ended December 31, 2021: (a) the Corporation received $317,391 in distributions from the Fund; (b) Mr. Fitzgerald received $79,348 in distributions from the Fund; and (c) two of Mr. Fitzgerald’s immediate family members, who are investors in the Fund, each received $39,674 in distributions from the Fund.

OTHER MATTERS

As of the date of the Proxy Statement, management and the Board know of no amendment, variation or other matter expected to come before the Meeting other than the matters referred to in the Notice of Meeting; however, if any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy will vote on such matter in accordance with their best judgment.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate set of annual meeting materials to any shareholder who received these materials at a shared address. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143, or call 212-836-9606. Shareholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT

Copies of the Annual Report on Form 10-K and all amendments thereto (including financial statements and financial statement schedules) may be obtained without charge by writing to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares on the Record Date. Exhibits to the Annual Report on Form 10-K, and any amendments thereto, will be mailed upon similar request.

SHAREHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

All proposals of shareholders intended to be included in the Proxy Statement relating to the 2023 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before April 7, 2023 (which would be December 8, 2022). If the date of the 2023 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2022 annual meeting, then the deadline for submission pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) is a reasonable time before we begin to print and send the proxy statement for the 2023 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attention: Investor Relations, 150 Pierce Road, Suite 600, Itasca, IL 60143.

Under our by-laws and applicable Delaware law, if a shareholder intends to nominate a person for election to the Board of Directors or present a proposal at the 2023 annual meeting, but does not intend to include such proposal in the Corporation’s proxy statement, then such nomination or proposal must be in writing and received by the Secretary of the Corporation at the principal executive offices of the Corporation no later than ninety (90) days (which would be February 16, 2023) and no earlier than one hundred twenty (120) days (which would be January 17, 2021) prior to May 17, 2023. If the date of the 2023 annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the date of the first anniversary of the 2022 annual meeting, notice by the stockholder to be timely must be received no earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. The persons named in the Corporation’s form of proxy for the 2023 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation’s proxy materials.

With respect to business to be brought before the Meeting, we have not received any notices from shareholders that we were required to include in the Proxy Statement.

ADDITIONAL INFORMATION

Financial information about the Corporation is contained in its consolidated financial statements and Management’s Discussion and Analysis for the fiscal year ended December 31, 2021, and additional information relating to the Corporation is on EDGAR at www.sec.gov, or on SEDAR at www.sedar.com. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)	the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;
2)	the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2021, together with the accompanying report of the auditors thereon and Management’s Discussion and Analysis with respect thereto; or
3)	the Proxy Statement,

please send your request to:

Kingsway Financial Services Inc.

Attention: Investor Relations

150 Pierce Road, Suite 600

Itasca, IL 60143

The Board has approved the contents of the Proxy Statement and the sending of it to the directors, the shareholders and the auditors of the Corporation.

DATED this April 7, 2022.

By Order of the Board of Directors
“Terence M. Kavanagh”
Terence M. Kavanagh
Chairman of the Board of Directors

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/KFS or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/KFS 2022 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Withhold For Withhold For Withhold + 1. To elect six (6) directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed and qualified; 01 - John T. Fitzgerald 04 - Douglas Levine 02 - Gregory P. Hannon 05 - Corissa B. Porcelli 03 - Terence M. Kavanagh 06 - Joseph D. Stilwell 2. To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2022; and For Against Abstain 3. To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay). For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03LVRA 6 2 B V + 2022 Annual Meeting of Kingsway Financial Services Inc. Shareholders The 2022 Annual Meeting of Shareholders of Kingsway Financial Services Inc will be held on May 17, 2022 at 9:00 am CT, virtually via the Internet at meetnow.global/MMVKCMR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/KFS

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/KFS q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Kingsway Financial Services Inc. + Notice of 2022 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2022 Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Kingsway Financial Services Inc. to be held on May 17, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2022 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Withhold For Withhold For Withhold + 1. To elect six (6) directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed and qualified; 01 - John T. Fitzgerald 04 - Douglas Levine 02 - Gregory P. Hannon 05 - Corissa B. Porcelli 03 - Terence M. Kavanagh 06 - Joseph D. Stilwell 2. To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2022; and For Against Abstain 3. To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay). For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03LVSA 1 U P X + Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/KFS

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Kingsway Financial Services Inc. Notice of 2022 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2022 Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Kingsway Financial Services Inc. to be held on May 17, 2022 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)